UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
The Kraft Heinz Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 23, 2018.

THE KRAFT HEINZ COMPANY	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 22, 2018
	Date: April 23, 2018	Time: 11:00 AM EDT
	Location:	Offices of Reed Smith LLP
225 Fifth Ave.
Pittsburgh, PA 15222

You are receiving this communication because you hold shares in the company named above.
THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600 CHICAGO, IL 60601
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E36517-P01346-

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT    2. FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2018 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Stockholder Meeting Admission: In order to attend the meeting, you must obtain an admission ticket by going to the "Register for Meeting" link at www.proxyvote.com.

E36518-P01346

Voting Items
The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1.
1.    Election of Directors:

1a. Gregory E. Abel

1b. Alexandre Behring

1c. John T. Cahill

1d. Tracy Britt Cool

1e. Feroz Dewan

1f. Jeanne P. Jackson

1g. Jorge Paulo Lemann

1h. John C. Pope

1i. Marcel Herrmann Telles

1j. Alexandre Van Damme

1k. George Zoghbi

The Board of Directors recommends a vote FOR Proposals
2 and 3.

2.    Advisory vote to approve executive compensation.

3.    Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2018.

The Board of Directors recommends a vote AGAINST Proposal 4.

4.    Shareholder proposal: resolution related to packaging.

E36519-P01346